ALEXANDER & BALDWIN

PARTNERS FOR HAWAI'I

WHOLE FOODS

SAFEWAY
PHARMACY

UFC GYM

ALEXANDER & BALDWIN

Premier Hawai'i Real Estate Company

Supplemental Information

AS OF AND FOR THE THREE MONTHS AND TWELVE MONTHS ENDED DECEMBER 31, 2019

ALEX LISTED NYSE

Alexander & Baldwin, Inc.

Forward-Looking Statements
Statements in this Supplemental Information report that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding possible or assumed future results of operations, business strategies, growth opportunities and competitive positions. Such forward-looking statements speak only as of the date the statements were made and are not guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, those discussed in the Company's most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission. The information in this Supplemental Information report should be evaluated in light of these important risk factors. The Company does not undertake any obligation to update any forward-looking statements.
Basis of Presentation
The information contained in this Supplemental Information report does not purport to disclose all items required by accounting principles generally accepted in the United States of America (GAAP).

Company Overview

Alexander & Baldwin, Inc.
Company Overview
Company Profile

Alexander & Baldwin, Inc. (“A&B” or the "Company") is a fully integrated real estate investment trust ("REIT") headquartered in Honolulu, Hawai‘i. The Company has a 150-year history of being an integral piece of Hawai‘i and its economy making it uniquely qualified to create value for shareholders through an investment and asset redeployment strategy focused on growth primarily in its commercial real estate holdings in Hawai‘i.

The Company operates through three reportable segments: Commercial Real Estate ("CRE"); Land Operations; and Materials & Construction ("M&C") and is composed of the following as of December 31, 2019:

•
A 3.9 million-square-foot portfolio of commercial real estate and 154 acres of ground leases throughout the Hawaiian islands, including 2.5 million square feet of largely grocery/drugstore-anchored retail centers;

•	More than 29,000 acres of landholdings across its three segments, including development-for-hold and development-for-sale activities in select Hawai‘i locations; and

•	Materials & Construction operations primarily through its wholly owned subsidiary, Grace Pacific LLC ("Grace Pacific").

Throughout this Supplemental Information report, references to "we," "our," "us" and "our Company" refer to Alexander & Baldwin, Inc., together with its consolidated subsidiaries.

Executive Officers

Christopher Benjamin	Brett Brown
President & Chief Executive Officer	Executive Vice President & Chief Financial Officer

Lance Parker	Nelson Chun
Executive Vice President & Chief Real Estate Officer	Executive Vice President & Chief Legal Officer

Jerrod Schreck	Meredith Ching
President, Grace Pacific	Executive Vice President, External Affairs

Contact Information	Equity Research

Corporate Headquarters	Evercore ISI	Piper Sandler & Co.
822 Bishop Street	Sheila McGrath	Alexander Goldfarb
Honolulu, HI 96813	(212) 497-0882	(212) 466-7937
	sheila.mcgrath@evercoreisi.com	alexander.goldfarb@psc.com
Investor Relations
Brett Brown	JMP Securities LLC
Executive Vice President & Chief Financial Officer	Peter Martin
(808) 525-8401	(415) 835-8904
bbrown@abhi.com	pmartin@jmpsecurities.com

Transfer Agent & Registrar	Sidoti & Company, LLC
Computershare	Stephen O'Hara
P.O. Box 505000	(212) 894-3329
Louisville, KY 40233-5000	sohara@sidoti.com
(866) 442-6551
Other Company Information
Overnight Correspondence
Computershare	Stock exchange listing:	NYSE: ALEX
462 South 4th Street, Suite 1600	Corporate website:	www.alexanderbaldwin.com
Louisville, KY 40202	Grace Pacific website:	www.gracepacific.com
	Market capitalization at December 31, 2019:	$1.5	B
Shareholder website: www.computershare.com/investor	3-month average trading volume:	316K
Online inquiries: www-us.computershare.com/investor/contact	Independent auditors:	Deloitte & Touche LLP

Alexander & Baldwin, Inc.
Company Overview
Glossary of Terms

ABR	Annualized Base Rent ("ABR") is the current month's contractual base rent multiplied by 12. Base rent is presented without consideration of percentage rent that may, in some cases, be significant.

Backlog
Backlog represents the total amount of revenue that Grace Pacific and Maui Paving, LLC, a 50-percent-owned unconsolidated affiliate, expect to realize on contracts awarded. Backlog primarily consists of asphalt paving and, to a lesser extent, Grace Pacific’s consolidated revenue from its Prestress and construction-and traffic control-related products. Backlog includes estimated revenue from the remaining portion of contracts not yet completed, as well as revenue from approved change orders. The length of time that projects remain in backlog can span from a few days for a small volume of work to 36 months for large paving contracts and contracts performed in phases. This amount includes opportunity backlog consisting of government contracts in which Grace Pacific has been confirmed to be the lowest bidder and formal communication of the award is perfunctory at the time of this disclosure. Circumstances outside the Company's control such as procurement or technical protests may arise that prevent the finalization of such contracts.

Cash NOI
Cash Net Operating Income ("Cash NOI") represents total Commercial Real Estate cash-based operating revenues less direct property-related operating expenses. The calculation of Cash NOI excludes the impact of depreciation and amortization (including amortization of maintenance capital, tenant improvements and leasing commissions); straight-line lease adjustments (including amortization of lease incentives); amortization of favorable/unfavorable lease assets/liabilities; lease termination income; other income and expense, net; selling, general, administrative and other expenses; and impairment of commercial real estate assets.

Comparable Lease
Comparable Leases are either renewals or new leases executed for units that have been vacated in the previous 12 months for comparable space and comparable lease terms.  Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.

Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is calculated by adjusting Consolidated EBITDA for non-cash asset impairments recorded in the M&C segment and the other-than-temporary impairment related to Kukui‘ula recorded in the Land Operations segment.

CRE Portfolio	Composed of (1) leases of retail, industrial and office improved properties ("Improved Portfolio") and (2) ground leases ("Ground Leases") within the CRE segment.

EBITDA
Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") is calculated on a consolidated basis ("Consolidated EBITDA") by adjusting the Company’s consolidated net income (loss) to exclude the impact of interest expense, income taxes, and depreciation and amortization.

EBITDA is calculated for each segment ("Segment EBITDA" or "Commercial Real Estate EBITDA," "Land Operations EBITDA" and "Materials & Construction EBITDA") by adjusting segment operating profit (which excludes interest and tax expenses), as applicable, by adding back depreciation and amortization recorded at the respective segment.

Fixed-charge Coverage Ratio
The ratio of Consolidated Adjusted EBITDA to the sum of debt service (which includes interest payments and principal amortization of mortgage debt, excluding balloon payments), for the trailing twelve months.

GAAP	Generally accepted accounting principles in the United States of America.

GLA
Total area measured in square feet ("SF") available for lease in our retail, industrial or office properties. GLA is periodically adjusted based on remeasurement or reconfiguration of space and may change period over period for these remeasurements.

Land Operations Adjusted EBITDA	Land Operations Adjusted EBITDA is calculated by adjusting Land Operations EBITDA for the other-than-temporary impairment related to the Company's investment in Kukui‘ula.

Maintenance Capital Expenditures	Capital expenditures (on a cash basis) necessary to maintain building value, the current income stream and position in the market (including building improvements and tenant improvements allowances).

M&C Adjusted EBITDA
M&C Adjusted EBITDA is calculated by adjusting Materials & Construction EBITDA for non-cash asset impairments recorded in the M&C segment and income attributable to noncontrolling interests as presented in our consolidated statements of operations.

Net Debt
Net Debt is calculated by adjusting the Company's total debt to its notional amount (by excluding unamortized premium, discount and capitalized loan fees) and by subtracting cash and cash equivalents recorded in our consolidated balance sheets.

Occupancy	The percentage of square footage leased and commenced to gross leasable space at the end of the period reported.

Rent Spread	Percentage change in ABR in the first year of a signed lease relative to the ABR in the last year of the prior lease.

Same-Store
The Company reports Cash NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the current and prior calendar year. The Same-Store pool excludes properties under development or redevelopment and also excludes properties acquired or sold during either of the comparable reporting periods. While there is management judgment involved in classifications, new developments and redevelopments are moved into the Same-Store pool after one full calendar year of stabilized operation. Properties included in held for sale are excluded from Same-Store.

Stabilization	New developments and redevelopments are generally considered stabilized upon the initial attainment of 90% occupancy.

Straight-line Rent	Non-cash revenue related to a GAAP requirement to average tenant rents over the life of the lease, regardless of the actual cash collected in the reporting period.

TTM	Trailing twelve months.

Year Built	Year of most recent repositioning/redevelopment or year built if no repositioning/redevelopment has occurred.

Alexander & Baldwin, Inc.
Company Overview
Statement on Management's Use of Non-GAAP Financial Measures

The Company presents the following non-GAAP financial measures in this Supplemental Information:

•	Consolidated EBITDA

•	Consolidated Adjusted EBITDA

•	Commercial Real Estate Cash NOI and Same-Store Cash NOI

•	Commercial Real Estate EBITDA

•	Land Operations EBITDA and Land Operations Adjusted EBITDA

•	Materials & Construction EBITDA and M&C Adjusted EBITDA

The Company uses non-GAAP measures when evaluating operating performance because management believes that they provide additional insight into the Company's and segments' core operating results, and/or the underlying business trends affecting performance on a consistent and comparable basis from period to period. These measures generally are provided to investors as an additional means of evaluating the performance of ongoing core operations. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for or superior to, financial measures calculated in accordance with GAAP.

EBITDA is a non-GAAP measure used by the Company in evaluating the Company's and segments' operating performance on a consistent and comparable basis from period to period. The Company provides this information to investors as an additional means of evaluating the performance of the Company's and segments' ongoing operations. The Company adjusts Consolidated EBITDA for the asset impairments recorded in the Materials & Construction segment and the other-than-temporary impairment of the Kukui‘ula joint venture recorded in the Land Operations segment, where applicable, as the Company believes these items are infrequent in nature. The Company adjusts Segment EBITDA for the same applicable adjustments used to arrive at Consolidated Adjusted EBITDA, as well as adjusts for income attributable to noncontrolling interests as presented in our consolidated statements of operations to arrive at M&C Adjusted EBITDA. By excluding these items from EBITDA and Segment EBITDA, the Company believes it provides meaningful supplemental information about its core operating performance and facilitates comparisons to historical operating results. Such non-GAAP measures should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Cash NOI is a non-GAAP measure used internally in evaluating the unlevered performance of the Company's Commercial Real Estate portfolio. The Company believes Cash NOI provides useful information to investors regarding the Company's financial condition and results of operations because it reflects only those cash income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company's properties as this measure is not affected by non-cash revenue and expense recognition items, the impact of depreciation and amortization expenses or other gains or losses that relate to the Company's ownership of properties. The Company believes the exclusion of these items from operating profit (loss) is useful because the resulting measure captures the actual cash-based revenue generated and actual expenses incurred in operating the Company's Commercial Real Estate portfolio as well as trends in occupancy rates, rental rates, and operating costs. Cash NOI should not be viewed as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The Company reports Cash NOI and Occupancy on a Same-Store basis, which includes the results of properties that were owned and operated for the entirety of the current and prior calendar year. The Company believes that reporting on a Same-Store basis provides investors with additional information regarding the operating performance of comparable assets versus from other factors (such as the effect of developments, redevelopments, acquisitions or dispositions).

The calculations of these financial measures are described in the Glossary of Terms of this Supplemental Information. The Company's methods of calculating non-GAAP measures may differ from methods employed by other companies and thus may not be comparable to such other companies.

Required reconciliations of these non-GAAP financial measures to the most directly comparable financial measure calculated and presented in accordance with GAAP are set forth in the following tables of this Supplemental Information:

•	Refer to Table 7 for a reconciliation of consolidated net income to Consolidated EBITDA and Consolidated Adjusted EBITDA.

•
Refer to Table 8 for a reconciliation of Commercial Real Estate operating profit to Cash NOI and Same-Store Cash NOI, and a reconciliation of Commercial Real Estate operating profit to Commercial Real Estate EBITDA.

•	Refer to Table 18 for a reconciliation of Land Operations operating profit to Land Operations EBITDA and Land Operations Adjusted EBITDA.

•	Refer to Table 21 for a reconciliation of Materials & Construction operating profit to Materials & Construction EBITDA and M&C Adjusted EBITDA.

Financial Summary

Alexander & Baldwin, Inc.
Financial Summary
Table 1 – Consolidated Balance Sheets

($ in millions, unaudited)

	December 31,
	2019	2018
ASSETS
Real estate investments
Real estate property	$1,540.2	$1,293.7
Accumulated depreciation	(127.5)	(107.2)
Real estate property, net	1,412.7	1,186.5
Real estate developments	79.1	155.2
Investments in real estate joint ventures and partnerships	133.4	141.0
Real estate intangible assets, net	74.9	59.8
Real estate investments, net	1,700.1	1,542.5
Cash and cash equivalents	15.2	11.4
Restricted cash	0.2	223.5
Accounts receivable, net	43.4	49.6
Contracts retention	8.6	11.6
Inventories	20.7	26.5
Other property, net	124.4	135.5
Operating lease right-of-use assets	21.8	—
Goodwill	15.4	65.1
Other receivables	27.4	56.8
Costs and estimated earnings in excess of billings on uncompleted contracts	10.0	9.2
Prepaid expenses and other assets	97.1	93.5
Total assets	$2,084.3	$2,225.2

LIABILITIES AND EQUITY
Liabilities:
Notes payable and other debt	$704.6	$778.1
Accounts payable	17.8	34.2
Operating lease liabilities	21.6	—
Accrued pension and post-retirement benefits	26.8	29.4
Indemnity holdbacks	7.5	16.3
Deferred revenue	67.6	63.2
Billings in excess of costs and estimated earnings on uncompleted contracts	7.9	5.9
Accrued and other liabilities	95.5	81.9
Total liabilities	949.3	1,009.0
Commitments and Contingencies
Redeemable Noncontrolling Interest	6.3	7.9
Equity:
Common stock - no par value; authorized, 150 million shares; outstanding, 72.3 million and 72.0 million shares at December 31, 2019 and 2018, respectively	1,800.1	1,793.4
Accumulated other comprehensive income (loss)	(48.8)	(51.9)
Distributions in excess of accumulated earnings	(626.2)	(538.9)
Total A&B shareholders' equity	1,125.1	1,202.6
Noncontrolling interest	3.6	5.7
Total equity	1,128.7	1,208.3
Total liabilities and equity	$2,084.3	$2,225.2

Alexander & Baldwin, Inc.
Financial Summary
Table 2 – Consolidated Statements of Operations

(in millions, except per-share amounts; unaudited)

	Three Months Ended December 31,		Year Ended December 31,

	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$42.0	$35.4	$160.6	$140.3
Land Operations	31.7	216.9	114.1	289.5
Materials & Construction	33.9	47.3	160.5	214.6
Total operating revenue	107.6	299.6	435.2	644.4
Operating Costs and Expenses:
Cost of Commercial Real Estate	24.7	20.2	89.0	77.2
Cost of Land Operations	24.0	50.1	92.5	117.1
Cost of Materials & Construction	32.2	44.6	159.4	188.1
Selling, general and administrative	13.8	16.5	58.9	61.2
Impairment of assets	—	79.4	49.7	79.4
Total operating costs and expenses	94.7	210.8	449.5	523.0
Gain (loss) on the sale of commercial real estate properties	—	1.6	—	51.4
Operating Income (Loss)	12.9	90.4	(14.3)	172.8
Other Income and (Expenses):
Income (loss) related to joint ventures	(0.8)	(10.4)	5.3	(4.1)
Impairment of equity method investment	—	(188.6)	—	(188.6)
Interest and other income (expense), net	0.4	0.2	3.2	2.3
Interest expense	(7.7)	(8.9)	(33.1)	(35.3)
Income (Loss) from Continuing Operations Before Income Taxes	4.8	(117.3)	(38.9)	(52.9)
Income tax benefit (expense)	0.9	(18.1)	2.0	(16.3)
Income (Loss) from Continuing Operations	5.7	(135.4)	(36.9)	(69.2)
Income (loss) from discontinued operations, net of income taxes	(0.7)	(0.4)	(1.5)	(0.6)
Net Income (Loss)	5.0	(135.8)	(38.4)	(69.8)
Loss (income) attributable to noncontrolling interest	0.2	(0.8)	2.0	(2.2)
Net Income (Loss) Attributable to A&B Shareholders	$5.2	$(136.6)	$(36.4)	$(72.0)

Basic Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.08	$(1.89)	$(0.49)	$(1.01)
Discontinued operations available to A&B shareholders	(0.01)	(0.01)	(0.02)	(0.01)
Net income (loss) available to A&B shareholders	$0.07	$(1.90)	$(0.51)	$(1.02)
Diluted Earnings (Loss) Per Share of Common Stock:
Continuing operations available to A&B shareholders	$0.08	$(1.89)	$(0.49)	$(1.01)
Discontinued operations available to A&B shareholders	(0.01)	(0.01)	(0.02)	(0.01)
Net income (loss) available to A&B shareholders	$0.07	$(1.90)	$(0.51)	$(1.02)

Weighted-Average Number of Shares Outstanding:
Basic	72.3	72.0	72.2	70.6
Diluted	72.5	72.0	72.2	70.6

Amounts Available to A&B Common Shareholders:
Continuing operations available to A&B common shareholders	$5.9	$(136.2)	$(35.1)	$(71.4)
Discontinued operations available to A&B common shareholders	(0.7)	(0.4)	(1.5)	(0.6)
Net income (loss) available to A&B common shareholders	$5.2	$(136.6)	$(36.6)	$(72.0)

Alexander & Baldwin, Inc.
Financial Summary
Table 3 – Segment Results

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating Revenue:
Commercial Real Estate	$42.0	$35.4	$160.6	$140.3
Land Operations	31.7	216.9	114.1	289.5
Materials & Construction	33.9	47.3	160.5	214.6
Total operating revenue	107.6	299.6	435.2	644.4
Operating Profit (Loss):
Commercial Real Estate[1]	15.6	13.5	66.2	58.5
Land Operations[2]	4.9	(36.0)	20.8	(26.7)
Materials & Construction	(2.5)	(80.4)	(69.2)	(73.2)
Total operating profit (loss)	18.0	(102.9)	17.8	(41.4)
Gain (loss) on the sale of commercial real estate properties	—	1.6	—	51.4
Interest expense	(7.7)	(8.9)	(33.1)	(35.3)
General corporate expenses	(5.5)	(7.1)	(23.6)	(27.6)
Income (Loss) from Continuing Operations Before Income Taxes	4.8	(117.3)	(38.9)	(52.9)
Income tax benefit (expense)	0.9	(18.1)	2.0	(16.3)
Income (Loss) from Continuing Operations	5.7	(135.4)	(36.9)	(69.2)
Income (loss) from discontinued operations	(0.7)	(0.4)	(1.5)	(0.6)
Net Income (Loss)	5.0	(135.8)	(38.4)	(69.8)
Loss (income) attributable to noncontrolling interest	0.2	(0.8)	2.0	(2.2)
Net Income (Loss) Attributable to A&B Shareholders	$5.2	$(136.6)	$(36.4)	$(72.0)
1 Commercial Real Estate segment operating profit (loss) includes intersegment operating revenue, primarily from the Materials & Construction segment, and is eliminated in the consolidated results of operations.
2 Land Operations segment operating profit (loss) includes equity in earnings (losses) from the Company's various real estate joint ventures and non-cash reductions related to the Company's solar tax equity investments.

Alexander & Baldwin, Inc.
Financial Summary
Table 4 – Consolidated Statements of Cash Flows

($ in millions, unaudited)

	Year Ended December 31,
	2019	2018
Cash Flows from Operating Activities:
Net income (loss)	$(38.4)	$(69.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operations:
Depreciation and amortization	50.5	42.8
Deferred income taxes	—	16.6
Loss (gain) on asset transactions, net	(2.6)	(54.0)
Impairment of assets and equity method investments	49.7	268.0
Share-based compensation expense	5.4	4.7
(Income) loss from affiliates, net of distributions of income	(1.4)	12.9
Changes in operating assets and liabilities:
Trade, contracts retention, and other contract receivables	8.5	(4.2)
Inventories	5.7	5.5
Prepaid expenses, income tax receivable and other assets	28.5	(13.2)
Accrued pension and post-retirement benefits	4.6	3.6
Accounts payable	(12.9)	(9.0)
Accrued and other liabilities	3.2	74.2
Real estate development for sale proceeds, net of margins recognized in net income (loss)	65.1	58.4
Expenditures for real estate development for sale	(8.3)	(26.6)
Net cash provided by (used in) operations	157.6	309.9

Cash Flows from Investing Activities:
Capital expenditures for acquisitions	(218.4)	(241.7)
Capital expenditures for property, plant and equipment	(36.7)	(54.4)
Proceeds from disposal of property, investments and other assets	4.4	171.7
Payments for purchases of investments in affiliates and other investments	(3.3)	(22.6)
Distributions of capital from investments in affiliates and other investments	13.6	42.3
Net cash provided by (used in) investing activities	(240.4)	(104.7)

Cash Flows from Financing Activities:
Proceeds from issuance of notes payable and other debt	125.9	548.4
Payments of notes payable and other debt and deferred financing costs	(203.9)	(467.8)
Borrowings (payments) on line-of-credit agreement, net	(0.3)	4.7
Distribution to noncontrolling interests	(0.3)	(0.7)
Cash dividends paid	(50.0)	(156.6)
Proceeds from issuance (repurchase) of capital stock and other, net	(1.0)	(1.5)
Payment of deferred acquisition holdback	(7.1)	—
Net cash provided by (used in) financing activities	(136.7)	(73.5)

Cash, Cash Equivalents and Restricted Cash
Net increase (decrease) in cash, cash equivalents and restricted cash	(219.5)	131.7
Balance, beginning of period	234.9	103.2
Balance, end of period	$15.4	$234.9

Alexander & Baldwin, Inc.
Financial Summary
Table 5 – Debt Summary
At December 31, 2019

($ in millions, unaudited)

					Scheduled principal payments
Debt	Stated Rate (%)	Weighted- average Interest Rate (%)	Maturity Date	Weighted- average Maturity (Years)	2020	2021	2022	2023	2024	Thereafter	Total Principal	Unamort Deferred Fin Cost/ (Discount) Premium	Total
Secured:
Kailua Town Center	(1)	5.95%	2021	1.8	$0.4	$9.8	$—	$—	$—	$—	$10.2	$—	$10.2
Kailua Town Center #2	3.15%	3.15%	2021	1.6	0.1	4.5	—	—	—	—	4.6	(0.1)	4.5
Heavy Equipment Financing	(2)	4.80%	(2)	1.6	1.2	1.1	0.8	0.5	—	—	3.6	—	3.6
Laulani Village	3.93%	3.93%	2024	4.3	0.7	1.1	1.1	1.2	57.9	—	62.0	(0.7)	61.3
Pearl Highlands	4.15%	4.15%	2024	4.7	1.9	2.0	2.1	2.2	75.2	—	83.4	0.8	84.2
Manoa Marketplace	(3)	3.14%	2029	8.3	1.6	1.7	1.7	1.8	1.8	50.9	59.5	(0.3)	59.2
Subtotal / Wtd Ave		3.89%		5.3	$5.9	$20.2	$5.7	$5.7	$134.9	$50.9	$223.3	$(0.3)	$223.0
Unsecured:
Series D Note	6.90%	6.90%	2020	0.3	$16.2	$—	$—	$—	$—	$—	$16.2	$—	$16.2
Bank syndicated loan	(4)	3.51%	2023	3.2	—	—	—	50.0	—	—	50.0	—	50.0
Series A Note	5.53%	5.53%	2024	3.1	—	7.1	7.1	7.1	7.2	—	28.5	—	28.5
Series J Note	4.66%	4.66%	2025	5.3	—	—	—	—	—	10.0	10.0	—	10.0
Series B Note	5.55%	5.55%	2026	3.9	—	1.0	9.0	9.0	9.0	18.0	46.0	—	46.0
Series C Note	5.56%	5.56%	2026	3.5	1.0	9.0	2.0	2.0	2.0	7.0	23.0	—	23.0
Series F Note	4.35%	4.35%	2026	3.9	2.4	4.5	—	5.5	2.4	7.2	22.0	—	22.0
Series H Note	4.04%	4.04%	2026	6.9	—	—	—	—	—	50.0	50.0	—	50.0
Series K Note	4.81%	4.81%	2027	7.3	—	—	—	—	—	34.5	34.5	(0.1)	34.4
Series G Note	3.88%	3.88%	2027	4.6	5.4	1.5	6.0	5.0	1.5	15.6	35.0	—	35.0
Series L Note	4.89%	4.89%	2028	8.3	—	—	—	—	—	18.0	18.0	(0.2)	17.8
Series I Note	4.16%	4.16%	2028	9.0	—	—	—	—	—	25.0	25.0	—	25.0
Term Loan 5	4.30%	4.30%	2029	10.0	—	—	—	—	—	25.0	25.0	—	25.0
Subtotal / Wtd Ave		4.63%		5.3	$25.0	$23.1	$24.1	$78.6	$22.1	$210.3	$383.2	$(0.3)	$382.9
Revolving Credit Facilities:
GLP Asphalt revolving credit facility	(5)	3.16%	2020	—	$—	$—	$—	$—	$—	$—	$—	$—	$—
A&B Revolver	(6)	3.61%	2022	3.0	—	—	98.7	—	—	—	98.7	—	98.7
Subtotal / Wtd Ave		3.61%		3.0	$—	$—	$98.7	$—	$—	$—	$98.7	$—	$98.7
Total / Wtd Ave		4.25%		5.0	$30.9	$43.3	$128.5	$84.3	$157.0	$261.2	$705.2	$(0.6)	$704.6

(1) Loan has a stated interest rate of LIBOR plus 1.50%, but is swapped through maturity to a 5.95% fixed rate.
(2) Loans have stated rates ranging from 4.08% to 5.00% and stated maturity dates ranging from 2021 to 2023.
(3) Loan has a stated interest rate of LIBOR plus 1.35%, but is swapped through maturity to a 3.14% fixed rate.
(4) Loan has a stated interest rate of LIBOR plus 1.60%, based on pricing grid.
(5) Loan has a stated interest rate of LIBOR plus 1.25%.
(6) Loan has a stated interest rate of LIBOR plus 1.65%, based on pricing grid.

Alexander & Baldwin, Inc.
Financial Summary
Table 6 – Capitalization & Financial Ratios
At December 31, 2019

($ in millions, except number of shares and stock price; unaudited)

Debt
Secured debt			$223.0
Unsecured term debt			382.9
Unsecured revolving credit facility			98.7
Total debt (A)			704.6
Add: Net unamortized deferred financing cost / discount (premium)			0.6
Less: Cash and cash equivalents			(15.2)
Net Debt			$690.0

Market Capitalization	Shares	Stock Price	Market Value
Common stock (NYSE:ALEX)	72,258,124	$20.96	$1,514.5
Total market capitalization (B)			$1,514.5

Total Capitalization (C) = (A) + (B)			$2,219.1
Debt to total capitalization (A) / (C)			31.8%

Liquidity
Cash on hand			$15.2
Unused committed line of credit			349.6
Total liquidity			$364.8

Financial Ratios
Net debt to Consolidated Adjusted EBITDA[1]			7.4 x
Fixed-charge coverage ratio[2]			2 x
Fixed-rate debt to total debt			78.9%
Unencumbered CRE Assets Ratio[3]			75.4%
1 Consolidated Adjusted EBITDA for the year ended December 31, 2019 ($92.9 million) includes the remaining gain recognized on the bulk agricultural land sale transaction of $6.7 million in the first quarter of 2019.
2 The ratio of Consolidated Adjusted EBITDA ($92.9 million) to the sum of debt service (which includes interest payments and principal amortization of mortgage debt and excludes balloon payments, or $45.9 million) for the year ended December 31, 2019.
3 The gross book value of unencumbered CRE property ($1,149.7 million) as a percent of total CRE property ($1,524.2 million).

Alexander & Baldwin, Inc.
Financial Summary
Table 7 – Consolidated Metrics

($ in millions, unaudited)

Consolidated EBITDA & Consolidated Adjusted EBITDA

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net Income (Loss)	$5.0	$(135.8)	$(38.4)	$(69.8)
Adjustments:
Depreciation and amortization	13.9	11.2	50.5	42.8
Interest expense	7.7	8.9	33.1	35.3
Income tax expense (benefit)	(0.9)	18.1	(2.0)	16.3
Consolidated EBITDA	$25.7	$(97.6)	$43.2	$24.6
Asset impairments related to the Materials & Construction Segment	—	77.8	49.7	77.8
Other-than-temporary impairment of Kukui‘ula joint venture	—	186.8	—	186.8
Consolidated Adjusted EBITDA	$25.7	$167.0	$92.9	$289.2

Other discrete items impacting the respective periods:
Loss (income) attributable to noncontrolling interest	$0.2	$(0.8)	$2.0	$(2.2)
(Income) loss from discontinued operations before interest, income taxes and depreciation and amortization	0.7	0.4	1.5	0.6
Goodwill and other long-lived asset impairments	—	79.4	49.7	79.4
Impairment of equity method investment	—	188.6	—	188.6
Loss (gain) on sale of commercial real estate properties	—	(1.6)	—	(51.4)
Loss (gain) on bulk agricultural land sale	—	(162.2)	(6.7)	(162.2)

Consolidated SG&A

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Consolidated SG&A
Commercial Real Estate	$2.3	$2.2	$10.1	$6.9
Land Operations	1.1	2.1	5.2	6.7
Materials & Construction	4.4	5.3	20.2	20.6
Corporate and Other	6.0	6.9	23.4	27.0
Total	$13.8	$16.5	$58.9	$61.2

Commercial Real Estate

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 8 – CRE Metrics

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating Revenues:
Base rents	$27.9	$24.0	$109.5	$92.8
Recoveries from tenants	9.9	8.9	37.9	35.6
Other revenues	4.2	2.5	13.2	11.9
Total Commercial Real Estate operating revenues	42.0	35.4	160.6	140.3
Operating Costs and Expenses:
Property operations	10.3	9.5	37.5	36.8
Property taxes	4.0	3.2	14.8	12.4
Depreciation and amortization	10.4	7.5	36.7	28.0
Total Commercial Real Estate operating costs and expenses	24.7	20.2	89.0	77.2
Selling, general and administrative	(2.3)	(2.2)	(10.1)	(6.9)
Intersegment operating revenues[1]	0.8	0.7	2.7	2.6
Interest and other income (expense), net	(0.2)	(0.2)	2.0	(0.3)
Operating Profit (Loss)	15.6	13.5	66.2	58.5
Plus: Depreciation and amortization	10.4	7.5	36.7	28.0
Less: Straight-line lease adjustments	(0.5)	(1.3)	(5.1)	(4.0)
Less: Favorable/(unfavorable) lease amortization	(0.5)	(0.5)	(1.6)	(1.9)
Less: Termination income	—	—	(0.1)	(1.1)
Plus: Other (income)/expense, net	0.2	0.2	(2.0)	0.3
Plus: Selling, general, administrative and other expenses	2.3	2.2	10.1	6.9
Less: Legal costs previously capitalized[2]	—	—	—	(0.5)
Cash NOI as adjusted	27.5	21.6	104.2	86.2
Less: Cash NOI from acquisitions, dispositions, and other adjustments	(8.1)	(3.1)	(25.7)	(11.6)
Same-Store Cash NOI as adjusted	$19.4	$18.5	$78.5	$74.6

Maintenance Capital Expenditures:
Building improvements	$2.4	$2.5	$8.5	$7.8
Tenant improvements	1.0	2.0	3.6	8.7
Total maintenance capital expenditures	$3.4	$4.5	$12.1	$16.5

Leasing Commissions:	$0.7	$1.0	$2.2	$3.2

[1] Represents intersegment revenues, primarily base rents and expense recoveries from leases to tenants that operate as part of the Materials & Construction segment. These operating revenues, and the related rental expense incurred by these tenants, are eliminated in the consolidated results of operations.

[2] Represents legal costs related to leasing activity that were previously capitalized when incurred and recognized as amortization expense over the term of the lease contract. Upon the Company's adoption of ASC 842, Leases, on January 1, 2019, such legal costs are directly expensed as operating costs and are included in Cash NOI. For comparability purposes, Cash NOI for the 2018 periods presented has been adjusted to include legal fees in conformity with Cash NOI for the 2019 periods presented.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Commercial Real Estate Operating Profit (Loss)	$15.6	$13.5	$66.2	$58.5
Depreciation and amortization	10.4	7.5	36.7	28.0
Commercial Real Estate EBITDA	$26.0	$21.0	$102.9	$86.5

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 9 – Occupancy

(Unaudited)

Occupancy
	As of December 31, 2019	As of December 31, 2018	Percentage Point Change
Retail	93.3%	93.4%	(0.1)
Industrial	95.3%	90.1%	5.2
Office	90.9%	93.8%	(2.9)
Total	93.9%	92.4%	1.5

Same-Store Occupancy
	As of December 31, 2019	As of December 31, 2018	Percentage Point Change
Retail	94.4%	93.3%	1.1
Industrial	94.1%	90.1%	4.0
Office	90.9%	93.8%	(2.9)
Total	94.1%	92.2%	1.9

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 10 – Cash NOI and Same-Store Cash NOI by Type

($ in thousands, unaudited)

Total Portfolio Cash NOI
	Three Months Ended December 31,		Percentage Change	Year Ended December 31,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$17,856	$14,476	23.3%	$68,983	$56,078	23.0%
Industrial	4,423	3,200	38.2%	16,586	12,740	30.2%
Ground	4,219	2,890	46.0%	14,911	11,673	27.7%
Office	986	1,000	(1.4)%	3,758	4,183	(10.2)%
Total Hawai‘i Portfolio	$27,484	$21,566	27.4%	$104,238	$84,674	23.1%
Other	12	55	NM	(2)	1,537	NM
Total	$27,496	$21,621	27.2%	$104,236	$86,211	20.9%

Same-Store Cash NOI
	Three Months Ended December 31,		Percentage Change	Year Ended December 31,		Percentage Change
	2019	2018[1]		2019	2018[1]
Retail	$11,740	$11,405	2.9%	$49,046	$46,417	5.7%
Industrial	3,459	3,179	8.8%	13,802	12,719	8.5%
Ground	3,180	2,893	9.9%	11,928	11,463	4.1%
Office	987	1,000	(1.3)%	3,755	4,044	(7.1)%
Total	$19,366	$18,477	4.8%	$78,531	$74,643	5.2%

[1] Upon the Company's adoption of ASC 842, Leases, on January 1, 2019, Cash NOI now includes the impact of legal fees that are not directly related to lease execution. Historically, these legal costs were capitalized and amortized over the lease term. For comparability purposes, the Company adjusted 2018 Cash NOI to also include legal fees, see Table 8 for reconciliation.

Changes in Same-Store portfolio as it relates to the comparable prior period and the current period are as follows:

Additions
Date	Property
6/17	Honokohau Industrial

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 11 – Improved Property Report

($ in thousands, except per square foot amounts; unaudited)

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	2019 Cash NOI	2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Retail:
1	Pearl Highlands Center	(1)	Oahu	1992-1994	411,400	99.8%	$11,236	$27.38	$10,456	11.7%	Sam's Club, Regal Cinemas, 24 Hour Fitness, Ulta Salon
2	Kailua Retail	(1)(3)	Oahu	1947-2014	319,100	96.5%	11,251	36.81	11,661	13.1%	Whole Foods Market, Foodland, CVS/Longs Drugs, Ulta Salon
3	Laulani Village		Oahu	2012	175,800	99.3%	6,415	37.09	6,119	6.9%	Safeway, Ross, Walgreens, Petco
4	Waianae Mall	(1)	Oahu	1975	170,300	87.0%	3,068	20.72	2,674	3.1%	CVS/Longs Drugs, City Mill
5	Manoa Marketplace	(1)	Oahu	1977	140,900	85.2%	3,922	33.14	4,046	4.5%	Safeway, CVS/Longs Drugs
6	Queens' MarketPlace		Hawai‘i Island	2007	134,700	90.1%	5,426	53.71	3,324	3.7%	Island Gourmet
7	Kaneohe Bay Shopping Center (Leasehold)	(1)	Oahu	1971	125,400	100.0%	3,125	24.92	2,668	3.0%	Safeway, CVS/Longs Drugs
8	Pu‘unene Shopping Center		Maui	2017	120,500	64.6%	3,284	46.35	2,863	3.2%	Planet Fitness, Petco, Ulta Salon, Target (shadow-anchored)
9	Hokulei Village		Kauai	2015	119,200	98.2%	4,093	35.23	3,870	4.3%	Safeway, Petco
10	Waipio Shopping Center	(1)	Oahu	1986, 2004	113,800	100.0%	3,303	29.02	3,590	4.0%	Foodland
11	Aikahi Park Shopping Center	(1)	Oahu	1971	98,000	82.1%	1,951	24.49	2,113	2.4%	Safeway
12	Lanihau Marketplace	(1)	Hawai‘i Island	1987	88,300	94.6%	1,747	20.90	1,447	1.6%	Sak' N Save, CVS/Longs Drugs
13	The Shops at Kukui‘ula	(1)	Kauai	2009	86,100	93.0%	4,121	54.70	3,996	4.5%	CVS/Longs Drugs, Eating House, Living Foods Market
14	Kunia Shopping Center	(1)	Oahu	2004	60,600	95.0%	2,345	40.74	2,378	2.7%
15	Waipouli Town Center		Kauai	1980	56,600	93.9%	948	17.84	684	0.8%	Foodland
16	Lau Hala Shops	(3)	Oahu	2018	46,300	100.0%	2,652	57.32	1,778	2.0%	UFC Gym, Down to Earth
17	Napili Plaza	(1)	Maui	1991	45,600	87.6%	1,221	30.56	1,262	1.4%	Napili Market
18	Kahului Shopping Center	(1)	Maui	1951	45,300	93.6%	672	15.83	300	0.3%
19	Gateway at Mililani Mauka	(1)	Oahu	2008, 2013	34,900	93.2%	1,825	56.19	1,812	2.0%	CVS/Longs Drugs (shadow-anchored)
20	Port Allen Marina Center	(1)	Kauai	2002	23,600	92.0%	591	27.27	642	0.7%
21	The Collection		Oahu	2017	12,000	100.0%	559	46.64	367	0.4%
22	Ho‘okele Shopping Center	(2)	Maui	2019	69,100	N/A	—	—	927	1.0%	Safeway
	Subtotal – Retail				2,497,500	93.3%	$73,755	$33.12	$68,977	77.3%
	Industrial:
23	Komohana Industrial Park	(1)	Oahu	1990	238,300	87.0%	$2,669	$12.87	$4,225	4.7%
24	Kaka‘ako Commerce Center	(1)	Oahu	1969	201,100	93.3%	2,544	14.40	2,260	2.5%
25	Waipio Industrial	(1)	Oahu	1988-1989	158,400	98.8%	2,514	16.07	2,548	2.9%
26	Opule Industrial		Oahu	2005-2006, 2018	151,500	100.0%	2,320	15.31	1,901	2.1%
27	P&L Warehouse	(1)	Maui	1970	104,100	100.0%	1,492	14.53	1,439	1.6%
28	Kapolei Enterprise Center		Oahu	2019	93,000	100.0%	1,507	16.19	883	1.0%
29	Honokohau Industrial	(1)	Hawai‘i Island	2004-2006, 2008	86,500	100.0%	1,197	13.84	1,150	1.4%
30	Kailua Industrial/Other	(1)	Oahu	1951-1974	69,000	93.4%	1,116	17.85	922	1.0%
31	Port Allen	(1)	Kauai	1983, 1993	63,800	100.0%	739	11.58	736	0.8%
32	Harbor Industrial	(1)	Maui	1930	51,100	87.2%	538	12.08	522	0.6%
	Subtotal – Industrial				1,216,800	95.3%	$16,636	$14.53	$16,586	18.6%

	Property		Island	Year Built/ Renovated	Current GLA (SF)	Occupancy	ABR	ABR PSF	2019 Cash NOI	2019 % Cash NOI to Total Portfolio Cash NOI	Retail Anchor Tenants
	Office:
33	Kahului Office Building	(1)	Maui	1974	59,400	87.4%	$1,496	$30.44	$1,385	1.6%
34	Gateway at Mililani Mauka South	(1)	Oahu	1992, 2006	37,100	100.0%	1,641	44.18	1,419	1.6%
35	Kahului Office Center	(1)	Maui	1991	33,400	87.7%	765	26.09	737	0.7%
36	Lono Center	(1)	Maui	1973	13,700	88.9%	305	25.10	214	0.2%
	Subtotal – Office				143,600	90.9%	$4,207	$32.93	$3,755	4.1%
	Total – Hawai‘i Improved Portfolio				3,857,900	93.9%	$94,598	$27.03	$89,318	100.0%

(1) Included in the Same-Store pool.
(2) Development completed but not yet stabilized. Upon initial stabilization the property will be included in Occupancy. NOI not included in Same-Store portfolio.
(3) In prior periods, Lau Hala was combined into Kailua Retail. However, starting in the prior period Supplemental Information for the three and six months ended June 30, 2019, we began presenting information for Lau Hala separately and excluded such Lau Hala information from Kailua Retail.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 12 – Ground Lease Report

($ in thousands, unaudited)

	Property Name (1)		Location (City, Island)	Acres	Property Type	Exp. Year	Current ABR	2019 Cash NOI	Next Rent Step	Step Type	Next ABR ($ in $000)	Previous Rent Step	Previous Step Type	Previous ABR ($ in $000)
1	Windward City Shopping Center	(2)	Kaneohe, Oahu	15.4	Retail	2035	$2,800	$2,800	2023	FMV Reset	FMV	2017	Fixed Step	$2,100
2	Owner/Operator		Kapolei, Oahu	36.4	Industrial	2025	2,271	1,527	2020	Fixed Step	2,328	2019	Fixed Step	2,216
3	Owner/Operator		Honolulu, Oahu	9.0	Retail	2045	1,886	1,453	2020	Fixed Step	2,075	—	Fixed Step	1,715
4	Kaimuki Shopping Center	(2)	Honolulu, Oahu	2.8	Retail	2040	1,344	1,335	2020	FMV Reset	FMV	2016	Fixed Step	1,296
5	S&F Industrial	(2)	Pu‘unene, Maui	52.0	Heavy Industrial	2059	1,275	1,161	2024	Fixed Step	1,433	2019	Fixed Step	751
6	Owner/Operator	(2)	Kaneohe, Oahu	3.7	Retail	2048	990	989	2023	Fixed Step	1,059	2018	Option	694
7	Windward Town and Country Plaza I	(2)	Kailua, Oahu	3.4	Retail	2062	753	753	2022	Fixed Step	963	2012	FMV Reset	160
8	Windward Town and Country Plaza II	(2)	Kailua, Oahu	2.2	Retail	2062	485	485	2022	Fixed Step	621	2012	FMV Reset	N/A
9	Owner/Operator	(2)	Kailua, Oahu	1.9	Retail	2034	450	391	2024	Fixed Step	470	2019	Negotiated	641
10	Owner/Operator	(2)	Honolulu, Oahu	0.5	Retail	2028	348	354	2020	Fixed Step	357	2019	Fixed Step	340
11	Owner/Operator	(2)	Honolulu, Oahu	0.5	Parking	2023	319	314	2020	Fixed Step	329	2019	Fixed Step	310
12	Pali Palms Plaza	(2)	Kailua, Oahu	3.3	Office	2037	257	275	2022	FMV Reset	FMV	2012	Negotiated	226
13	Seven-Eleven Kailua Center	(2)	Kailua, Oahu	0.9	Retail	2033	243	243	2020	Fixed Step	248	2019	FMV Reset	181
14	Owner/Operator	(2)	Kahului, Maui	0.8	Retail	2026	242	237	2020	Fixed Step	249	2019	Fixed Step	235
15	Owner/Operator	(2)	Kailua, Oahu	1.2	Retail	2022	237	222	—	—	—	2013	FMV Reset	120
16	Owner/Operator	(2)	Kahului, Maui	0.4	Retail	2020	214	210	Option	Fixed Step	220	2019	Fixed Step	207
17	Owner/Operator	(2)	Kahului, Maui	0.8	Industrial	2020	200	197	2020	Option	209	2019	Fixed Step	192
18	Owner/Operator	(2)	Kahului, Maui	0.5	Retail	2029	173	298	2020	Fixed Step	179	2019	Fixed Step	168
19	Owner/Operator	(2)	Kahului, Maui	0.4	Retail	2027	158	239	2022	Fixed Step	181	2017	Negotiated	128
20	Owner/Operator	(2)	Kailua, Oahu	0.4	Retail	2022	151	151	2020	Fixed Step	158	2019	Negotiated	144
	Remainder	(2)	Various	17.3	Various	Various	1,336	1,277	Various	Various	—	—	—	—
	Total - Ground Leases			153.8			$16,132	$14,911

	(1) Excludes intersegment ground leases, primarily from our Materials & Construction segment, which are eliminated in our consolidated results of operations.
	(2) Included in Same-Store pool.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 13 – Top 10 Tenants Ranked by ABR

($ in thousands, unaudited)

Tenant[1]	Number of Leases	ABR	% of Total Improved Portfolio ABR	GLA (SF)	% of Total Improved Portfolio GLA
Albertsons Companies (including Safeway)	7	$6,853	7.2%	286,024	7.4%
Sam's Club	1	3,308	3.5%	180,908	4.7%
CVS Corporation (including Longs Drugs)	6	2,752	2.9%	150,411	3.9%
Foodland Supermarket & related companies	10	2,608	2.8%	146,901	3.8%
Ross Dress for Less	2	1,992	2.1%	65,484	1.7%
Coleman World Group	2	1,780	1.9%	115,495	3.0%
Ulta Salon, Cosmetics, & Fragrance, Inc.	3	1,508	1.6%	33,985	0.9%
24 Hour Fitness USA	1	1,375	1.5%	45,870	1.2%
Petco Animal Supplies Stores	3	1,316	1.3%	34,282	0.9%
Whole Foods Market	1	1,210	1.3%	31,647	0.8%
Total	36	$24,702	26.1%	1,091,007	28.3%

[1] Excludes intersegment ground leases, primarily from the Materials & Construction segment, which are eliminated in the consolidated results of operations.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 14 – Lease Expiration Schedule
At December 31, 2019

($ in thousands, unaudited)

Total Improved Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Improved Portfolio Leased GLA	ABR Expiring	% of Total Improved Portfolio Expiring ABR
2020	147	469,191	13.2%	$10,434	10.0%
2021	161	600,189	16.9%	15,040	14.4%
2022	169	399,427	11.2%	13,000	12.5%
2023	114	266,212	7.5%	9,046	8.7%
2024	78	436,011	12.3%	12,462	11.9%
2025	30	153,365	4.3%	4,864	4.7%
2026	21	179,077	5.0%	4,663	4.5%
2027	24	155,882	4.4%	4,679	4.5%
2028	37	237,143	6.7%	9,737	9.3%
Thereafter	52	541,899	15.2%	17,452	16.7%
Month-to-month	96	117,934	3.3%	2,935	2.8%
Total	929	3,556,330	100.0%	$104,312	100.0%

Retail Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Retail Leased GLA	ABR Expiring	% of Total Retail Expiring ABR
2020	90	254,120	11.2%	$6,993	8.7%
2021	96	347,670	15.3%	11,070	13.7%
2022	118	222,567	9.8%	9,841	12.2%
2023	90	205,299	9.1%	8,054	10.0%
2024	64	364,579	16.1%	11,169	13.9%
2025	26	78,142	3.4%	3,409	4.2%
2026	15	24,252	1.1%	1,434	1.8%
2027	22	78,290	3.5%	3,137	3.9%
2028	33	192,235	8.5%	8,795	10.9%
Thereafter	46	443,180	19.6%	14,881	18.5%
Month-to-month	52	55,919	2.4%	1,856	2.2%
Total	652	2,266,253	100.0%	$80,639	100.0%

Industrial Portfolio
Expiration Year	Number of Leases	Square Footage of Expiring Leases	% of Total Industrial Leased GLA	ABR Expiring	% of Total Industrial Expiring ABR
2020	49	195,602	16.9%	$2,780	14.7%
2021	51	230,250	19.9%	3,327	17.5%
2022	41	158,794	13.7%	2,520	13.3%
2023	18	51,014	4.4%	725	3.8%
2024	9	55,968	4.8%	890	4.7%
2025	3	69,902	6.0%	1,271	6.7%
2026	5	140,741	12.1%	2,416	12.7%
2027	1	75,824	6.5%	1,438	7.6%
2028	1	40,505	3.5%	793	4.2%
Thereafter	4	86,921	7.5%	2,032	10.7%
Month-to-month	38	54,027	4.7%	784	4.1%
Total	220	1,159,548	100.0%	$18,976	100.0%

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 15 – New & Renewed Lease Summary
At December 31, 2019

(Unaudited)

						Comparable Leases Only[1]
Total - New and Renewed Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2019	52	124,021	$28.24	$17.11	7.7	29	43,003	$37.14	$34.19	8.6%
3rd Quarter 2019	55	114,061	$26.62	$1.97	3.7	35	77,276	$29.72	$28.04	6.0%
2nd Quarter 2019	53	207,602	$25.47	$3.40	4.7	36	106,247	$27.82	$25.88	7.5%
1st Quarter 2019	54	119,763	$28.49	$8.41	3.7	32	74,622	$24.83	$22.51	10.3%
Trailing four quarters	214	565,447	$26.95	$7.18	4.9	132	301,148	$28.90	$26.78	7.9%

Total - New Leases	Leases	GLA Unit Area	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2019	23	78,101	$22.37	$26.71	9.7	3	3,835	$25.55	$17.62	45.0%
3rd Quarter 2019	23	40,300	$21.05	$3.91	3.2	6	7,588	$32.76	$31.30	4.7%
2nd Quarter 2019	16	98,348	$24.02	$3.76	3.5	4	14,373	$27.68	$24.69	12.1%
1st Quarter 2019	29	55,851	$34.26	$18.03	4.2	7	10,710	$33.10	$30.49	8.6%
Trailing four quarters	91	272,600	$25.21	$13.28	5.4	20	36,506	$30.10	$27.02	11.4%

Total - Renewed Leases	Leases	GLA	New ABR/SF	TI / SF	Wtd Ave Lease Term (Years)	Leases	GLA	New ABR/SF	Old ABR/SF	Rent Spread[2]
4th Quarter 2019	29	45,920	$38.23	$0.78	4.3	26	39,168	$38.27	$35.81	6.9%
3rd Quarter 2019	32	73,761	$29.66	$0.91	4.0	29	69,688	$29.38	$27.68	6.2%
2nd Quarter 2019	37	109,254	$26.78	$3.07	5.7	32	91,874	$27.85	$26.06	6.8%
1st Quarter 2019	25	63,912	$23.44	$—	3.3	25	63,912	$23.44	$21.18	10.7%
Trailing four quarters	123	292,847	$28.57	$1.50	4.5	112	264,642	$28.73	$26.75	7.4%

	Three Months Ended December 31, 2019					Year Ended December 31, 2019
	Leases	GLA	ABR/SF	Rent Spread[2]		Leases	GLA	ABR/SF	Rent Spread[2]
Retail	35	91,698	$31.24	11.5%	Retail	113	239,887	$41.02	8.8%
Industrial	14	23,755	$16.78	2.7%	Industrial	83	285,719	$14.95	7.0%
Office	3	8,568	$27.90	0.7%	Office	18	39,841	$28.32	5.3%
1 Per Glossary of Terms, Comparable Leases are either renewals or new leases executed for units that have been vacated in the previous 12 months for comparable space and comparable lease terms. Expansions, contractions and strategic short-term renewals are excluded from the Comparable Lease pool.
.
2 Rent Spread is calculated for Comparable Leases, a subset of the total population of new and renewed leases for the period defined.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 16 – Portfolio Repositioning, Redevelopment & Development Summary
At December 31, 2019

 ($ in millions, unaudited)

										Leasing Activity
Project[1]	Phase	Target In-service	Target Stabilization	Book Value of Land & Related Costs	Total Estimated Project Capital Costs & Contributed Land Basis	Project Capital Costs Incurred to Date	Estimated Incremental Stabilized Cash NOI	Estimated Stabilized Yield on Total Project Capital Costs	Projected GLA (SF)	% Leased	% Under Letter of Intent	Total
Redevelopment
Aikahi Park Shopping Center	Pre-construction	Mid 2021	4Q21	N/A	$18.0 - $18.8	$1.1	$1.5 - $1.7	8.2 - 9.0%	98,000	82	6	88

[1] During 2019, Ho‘okele Shopping Center (a center that was being developed on a parcel adjacent to Maui Business Park and was included in this table in prior periods) was divided into two phases. Phase 1, which contemplates a Safeway, gas station, and related shops, commenced operations in Q3 2019 and was included in Table 11 - Improved Property Report in this period. Phase 2 will commence development at a later time pending the attainment of lease commitments for the future space and will be considered for inclusion in this table at that future time.

Alexander & Baldwin, Inc.
Commercial Real Estate
Table 17 – Transactional Activity (2018- 2019)

($ in millions, unaudited)

Dispositions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Sales Price	GLA (SF)
Lahaina Square	Retail	Maui, HI	11/18	$11.3	44,800
Judd Building	Office	Oahu, HI	3/18	6.0	20,200
Stangenwald Building	Office	Oahu, HI	3/18	7.2	27,100
Sparks Business Center	Industrial	Sparks, Nevada	3/18	38.3	396,100
Kaiser Permanente	Ground Lease	Maui, HI	3/18	21.5	N/A
Royal MacArthur Center	Retail	Dallas, TX	3/18	14.2	44,900
Little Cottonwood Shopping Center	Grocery Anchored	Sandy, UT	3/18	23.4	141,500
1800 and 1820 Preston Park	Office	Plano, TX	3/18	24.1	198,800
Deer Valley Financial Center	Office	Phoenix, AZ	2/18	15.0	126,600
Concorde Commerce Center	Office	Phoenix, AZ	1/18	9.5	138,700
Total				$170.5	1,138,700

Acquisitions
Property	Type	Location (Island/City, State)	Date (Month/Year)	Purchase Price	GLA (SF)
Queens' MarketPlace	Retail	Hawai‘i Island, HI	5/19	$90.3	134,700
Waipouli Town Center	Retail	Kauai, HI	5/19	17.8	56,600
Kapolei Business Park West	Ground Lease	Oahu, HI	4/19	41.1	N/A
Kapolei Enterprise Center	Industrial	Oahu, HI	4/19	26.8	93,000
Home Depot Iwilei	Ground Lease	Oahu, HI	3/19	42.4	N/A
Opule Street Industrial	Industrial	Oahu, HI	12/18	40.0	151,500
The Collection	Retail	Oahu, HI	7/18	6.9	12,000
Laulani Village	Retail	Oahu, HI	2/18	124.4	175,600
Hokulei Village	Retail	Kauai, HI	2/18	68.7	119,200
Pu‘unene Shopping Center	Retail	Maui, HI	2/18	63.6	120,400
Total				$522.0	863,000

Land Operations

Alexander & Baldwin, Inc.
Land Operations
Table 18 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Development sales revenue	$26.0	$11.5	$57.2	$54.3
Unimproved/other property sales revenue	—	199.0	32.4	210.5
Other operating revenues[1]	5.7	6.4	24.5	24.7
Total Land Operations operating revenue	$31.7	$216.9	$114.1	$289.5
Land operations operating costs and expenses	(25.3)	(52.2)	(97.9)	(124.0)
Impairment of assets	—	(1.6)	—	(1.6)
Impairment of equity method investment	—	(188.6)	—	(188.6)
Earnings (loss) from joint ventures	(1.4)	(10.7)	3.9	(4.7)
Interest and other income (expense), net	(0.1)	0.2	0.7	2.7
Land Operations operating profit (loss)	$4.9	$(36.0)	$20.8	$(26.7)
1 Other operating revenues includes revenue related to trucking, renewable energy and diversified agriculture.

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Land Operations Operating Profit (Loss)	$4.9	$(36.0)	$20.8	$(26.7)
Land Operations depreciation and amortization	0.4	0.5	1.6	1.9
Land Operations EBITDA	5.3	(35.5)	22.4	(24.8)
Other-than-temporary impairment of Kukui‘ula joint venture	—	186.8	—	186.8
Land Operations Adjusted EBIDTA	$5.3	$151.3	$22.4	$162.0

Alexander & Baldwin, Inc.
Land Operations
Table 19 – Key Active Development-for-sale Projects and Investments
At December 31, 2019

($ in millions except per square foot amounts, unaudited)

														Construction Timing		Sales Closing Timing
Project	Location	Product Type	Est. Economic Interest[1]	Planned Units or Saleable Acres	Avg Size of Remaining Units (SF) or Lots (Acres)	Units/ Acres Closed	Unit/ Acres Remaining	Target Sales Price Range per SF/per Unit for Remaining	Est. Total Project/ Investment Cost[2]	A&B Projected Capital Commitment[3]	Total Project Costs Incurred to Date	A&B Gross Investment (Life to Date)	A&B Net Book Value	Start / Est. Start	Est. Substantial Completion	Start / Est. Start	Est. End
Maui Business Park (Phase II)	Kahului, Maui	Light industrial lots	100%	125 acres	1.9 acres	44 acres	81 acres	$38-$60 per SF	$91	N/A	$59	$59	$32	2011	2021	2012	2030+
Kukui‘ula	Poipu, Kauai	Resort residential	85% +/- 5%	1,425 units	N/A	221 units	1204 units	$1.1M per unit	$1,071	$343	$635	$323	$116	2006	2041	2006	2042
Other Kukui‘ula Related Investments4 5	Poipu, Kauai	Resort residential	75% +/- 5%	58 units	N/A	39 units	19 units	$1.7M per unit	$102	$53	$79	$52	$21	2012	2018	2013	2021

1 Estimated economic interest represents the Company's estimated share of distributions after return of capital contributions based on current forecasts of sales activity. Actual results could differ materially from projected results due to the timing of expected sales, increases or decreases in estimated sales prices or costs and other factors. As a result, estimated economic interests are subject to change. Further, as it relates to certain of our joint venture projects, information disclosed herein is obtained from our joint venture partners, who maintain the books and records of the related ventures.

2 Includes land cost at book value, including capitalized interest, but excluding sales commissions and closing costs.
3 Includes land cost at contribution value and total expected A&B capital to be contributed. The estimate includes due diligence costs and capitalized interest, but excludes capital projected to be contributed by equity partners, third-party debt, and amounts expected to be funded from project cash flows and/or buyer deposits.

4 Includes joint venture investments in two vertical construction, development-for-sale projects at Kukui‘ula, as well as notes receivable from a Kukui‘ula development-for-sale project ($13.1 million as of December 31, 2019). Prior to Q3 2019, a third joint venture investment in a vertical construction, development-for-sale project was included, however all units in this project were sold and the joint venture activity was closed. All related information from this joint venture was removed from this table.

5 In 2019, management of the joint venture investments revised its strategic plans for the future development and marketing of land and units in the project. Such process resulted in an increase to the total planned units for the project and also revisions to the target sales price per unit and estimated total project cost as well as the expected sales closing estimated end dates.

Alexander & Baldwin, Inc.
Land Operations
Table 20 – Landholdings at December 31, 2019

(in acres, unaudited)

Type	Kauai	Maui	Oahu	Total Acres
Land used in other operations	20	21	—	41
Urban land, not in active development/use
Urban Developable, with full or partial infrastructure	6	110	—	116
Urban Developable, with limited or no infrastructure	29	186	—	215
Urban Other	6	23	—	29
Subtotal - Urban land, not in active development	41	319	—	360
Agriculture-related
Agriculture/Other	6,358	6,264	75	12,697
Urban entitlement process	260	357	—	617
Conservation & preservation	13,309	392	509	14,210
Subtotal - Agriculture-related	19,927	7,013	584	27,524
Total Land Operations Landholdings	19,988	7,353	584	27,925

Materials & Construction

Alexander & Baldwin, Inc.
Materials & Construction
Table 21 – Statement of Operating Profit, EBITDA and Adjusted EBITDA

($ in millions, unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Operating Profit (Loss)[1]	$(2.5)	$(80.4)	$(69.2)	$(73.2)
Materials & Construction depreciation and amortization	2.9	3.0	11.4	12.1
Materials & Construction EBITDA	0.4	(77.4)	(57.8)	(61.1)
Asset impairments related to the Materials & Construction segment	—	77.8	49.7	77.8
Loss (income) attributable to noncontrolling interest	0.2	(0.8)	2.0	(2.2)
M&C Adjusted EBITDA	$0.6	$(0.4)	$(6.1)	$14.5

Other discrete items impacting the respective periods:
One-time charges related to the evaluation of strategic options for the Materials & Construction segment	0.3	0.4	1.8	2.2

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Aggregate tons delivered (tons in thousands)	166.4	176.2	786.9	718.2
Asphalt tons delivered (tons in thousands)	55.8	85.6	293.8	498.2
Backlog at period end (in millions)	$79.5	$128.7
1 The Company's GPRM Prestress operating unit is a 51% owned consolidated joint venture and GLP Asphalt is a 70% owned consolidated joint venture.